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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003



                              COMERICA INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  1-10706                     38-1998421
----------------------------       -----------              ------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


      Comerica Tower at Detroit Center
        500 Woodward Avenue, MC 3391
             Detroit, Michigan                                      48226
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  (Address of principal executive offices)                       (Zip Code)


                                 (800) 521-1190
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Comerica Incorporated ("Comerica") executed an underwriting agreement, dated as of May 1, 2003, with Citigroup Global Markets Inc., Comerica Securities, Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. (the "Underwriting Agreement"), relating to the sale of $300,000,000 aggregate principal amount of its 4.80% Subordinated Notes due May 1, 2015 (the "Notes").

         The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (No. 333-04297) previously filed with the Securities and Exchange Commission. Copies of the Underwriting Agreement, the final indenture governing the Notes and the form of Note are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         See Exhibit Index incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2003


                             COMERICA INCORPORATED


                             By:      /s/ George W. Madison
                                 --------------------------
                                  Name:   George W. Madison
                                  Title:  Executive Vice President, General
                                          Counsel and Corporate Secretary


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                                  EXHIBIT INDEX

      EXHIBIT NO.                   DESCRIPTION

          1.1 Underwriting Agreement, dated May 1, 2003, among Comerica Incorporated and Citigroup Global Markets Inc., Comerica Securities, Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities Inc.

          4.1 Subordinated Debt Indenture, dated as of May 1, 2003, between Comerica Incorporated and JPMorgan Chase Bank.

          4.2       Form of 4.80% Subordinated Note due May 1, 2015.